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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                September 6, 2001



                             CT COMMUNICATIONS, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         NORTH CAROLINA               0-19179          56-1837282

         (STATE OR OTHER            (COMMISSION      (IRS EMPLOYER
         JURISDICTION               FILE NUMBER)     IDENTIFICATION
         OF INCORPORATION)                           NUMBER)



CT COMMUNICATIONS, INC.
68 CABARRUS AVENUE, EAST
CONCORD, NORTH CAROLINA                               28025

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (704) 722-2500

================================================================================



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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5. OTHER EVENTS.

         CT Communications, Inc. (the "Company") announced on September 6, 2001 that L. D. Coltrane III has resigned as the Chairman of the Board of Directors of CT Communications, Inc. (the "Board"). Michael R. Coltrane, President and CEO, was voted by the Board to become its new Chairman. Additionally, the Company announced that Raymond C. Groth has been chosen to serve as a Board member.







ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Press Release, dated September 6, 2001, announcing that L. D. Coltrane III has resigned as the Chairman of the Board of Directors of CT Communications, Inc.; Michael R. Coltrane, President and CEO, was voted by the Board to become its new Chairman; and announcing that Raymond C. Groth has been chosen to serve as a Board Member.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CT COMMUNICATIONS, INC.


Date:  September 12, 2001                    By:  /s/ Amy M. Justis
       ------------------                         -----------------
                                                  Amy M. Justis
                                                  Vice President - Finance




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                                  EXHIBIT INDEX



EXHIBIT
NUMBER            EXHIBIT
-------           -------

99.1 Press Release, dated September 6, 2001, announcing that L. D. Coltrane III has resigned as the Chairman of the Board of Directors of CT Communications, Inc.; Michael R. Coltrane, President and CEO, was voted by the Board to become its new Chairman; and announcing that Raymond C. Groth has been chosen to serve as a Board member.